SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2002 (April 18, 2002)

BANCORPSOUTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of Principal	(Zip Code)
Executive Offices)

(662) 680-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed from Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
PRESS RELEASE

ITEM 5.      OTHER EVENTS

     On April 18, 2002, BancorpSouth, Inc. issued a press release reporting earnings for the first quarter ended March 31, 2002. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)       The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued on April 18, 2002 by BancorpSouth, Inc.

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, those relating to interest rates, loan volume, credit quality, fee-based services, interest rate margin, integration of former First United Bancshares and Pinnacle Bancshares offices and related cost savings, expansion and prospects of products and services, deposits, the exposure to indirect automobile sales financing, home construction financing, capital management and liquidity, prospects for 2002, accounting treatment of intangible assets, use of proceeds from the Trust Preferred Securities, mortgage servicing and BancorpSouth’s future growth and profitability.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates, ability to reduce interest rates paid on deposits as interest rates decline or stabilize, ability to maintain credit quality, laws and regulations affecting financial institutions, the ability of BancorpSouth to compete with other financial services companies, the ability of BancorpSouth to effectively integrate acquisitions, the ability of BancorpSouth to operate and integrate new technology, the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base, the ability of BancorpSouth to provide competitive services and products, changes in BancorpSouth’s operating or expansion strategy, geographic concentration of BancorpSouth’s assets, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability of BancorpSouth to effectively manage its capital resources, the ability of BancorpSouth to attract, train and retain qualified personnel, the ability of BancorpSouth to effectively market its services and products, the ability of BancorpSouth to repurchase its common stock on favorable terms, the ability of BancorpSouth to identify potential acquisitions, changes in consumer preferences, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

	By:	/s/ L. Nash Allen, Jr.

L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: April 22, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on April 18, 2002 by BancorpSouth, Inc.